SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2005

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Commission File Number 0-7624

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WESTERN MASSACHUSETTS ELECTRIC COMPANY

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(Exact name of registrant as specified in its charter)

MASSACHUSETTS ---------------------	04-1961130 --------------
(State or other jurisdiction of organization)	(I.R.S. Employer incorporation or Identification No.)

ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD

MASSACHUSETTS                                 01105

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(Address of principal executive offices)                 (Zip Code)

(413) 785-5871

(Registrant's telephone number, including area code)

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8   -

Other Events

Item 8.01

Other Events

On August 11, 2005, Western Massachusetts Electric Company (“WMECO”) completed the issuance and sale to the public of $50,000,000 aggregate principal amount of its Senior Notes, Series C, Due 2015 (“Series C Notes”), pursuant to an Underwriting Agreement dated August 8, 2005 between WMECO and Wachovia Capital Markets, LLC., as representative of the several underwriters named therein.  The Series C Notes were issued under a Third Supplemental Indenture, dated as of August 1, 2005, between WMECO and The Bank of New York Trust Company, N.A., as Trustee, supplementing the Indenture between WMECO and The Bank of New York Trust Company, N.A., as Trustee, dated as of September 1, 2003, as previously supplemented.

Section 9    -

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(a)

Not Applicable

(b)

Not Applicable

(c)

Exhibits

Exhibits	Description
Exhibit 1	Underwriting Agreement dated August 8, 2005 between WMECO and Wachovia Capital Markets, LLC., as Representative.

Exhibit 4.1	Third Supplemental Indenture, dated as of August 1, 2005, between WMECO and The Bank of New York Trust Company, N.A., as Trustee (the “Series C Supplemental Indenture”).

Exhibit 4.2	Form of Series C Note (included as Exhibit A to the Series C Supplemental Indenture).

Exhibit 5	Opinion of Jeffrey C. Miller relating to the issuance and sale of Series C Notes.

[SIGNATURE PAGE TO FOLLOW]

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrant)

By: /s/ Randy A. Shoop Randy A. Shoop Vice President and Treasurer

Date:  August 12, 2005

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